UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 30, 2022

Cemtrex Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-37464	30-0399914
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

276 Greenpoint Ave Bld. 8 Suite 208 Brooklyn, NY	11222
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (631) 756-9116

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common Stock	CETX	Nasdaq Capital Market
Series 1 Preferred Stock	CETXP	Nasdaq Capital Market

CURRENT REPORT ON FORM 8-K

Cemtrex, Inc.

Item 8.01 Other Events

On September 30, 2022, Cemtrex, Inc. (the “Company”) entered into a settlement with the U.S. Securities and Exchange Commission (the “SEC”) relating to matters set forth in an administrative proceeding issued by the staff of the SEC, without admitting or denying the Commission’s findings, as more fully described below.

On September 30th, 2022, acting pursuant to an offer of settlement submitted by the Company, the SEC issued an order pursuant to Section 8A of the Securities Act, directing the Company to cease and desist from committing or causing any violations and any future violations of Section 17(a) of the Securities Act and Section 10(b) of the Exchange Act and Rule 10b-5 thereunder (the “SEC Order”).

The SEC Order also directed Mr. Govil to cease and desist from committing or causing any violations and any future violations of Section 17(a)(3) of the Securities Act.

In addition to the above cease and desists, the Company undertook to not publicly announce that it has partnered with another company or that another company has become a customer of the Company without providing prior written notice, including a copy of the announcement text, to the business person at the other company responsible for that company’s relationship with the Company.

Also, the Company received a civil monetary penalty of two million two hundred thousand dollars ($2,200,000) in the aggregate that must be paid to the SEC. Mr. Govil also received a civil monetary penalty of three hundred and fifty thousand dollars ($350,000) in the aggregate that must be paid to the SEC. The company and Mr. Govil have remitted the payments as of Sep 30th 2022.

The SEC Order can be accessed at www.sec.gov.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Exhibit Title
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)
99.1	Order pursuant to Section 8A of the Securities Act – dated September 30, 2022

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CEMTREX, INC.

Date: October 4, 2022
	By:	/s/ Saagar Govil
Saagar Govil
Chairman, President and Chief Executive Officer